United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2006
(Date of Report)

Supreme Realty Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China		518000
(Address of principal executive offices)		(Zip Code)

086-755-83570142
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

A. Merger Agreement

On August 4, 2006, the Registrant entered into an agreement and plan of merger with XY Acquisition Corporation (“XY”), Home System Group, Inc. (“HSG”), Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Huang Jian Wei, Value Global International Limited, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment Company Limited, China US Bridge Capital Limited (the “Merger Agreement”). A copy of the Merger Agreement is being filed as Exhibit 10.2 to this Current Report.

The transaction described in the Merger Agreement is referred to in this Current Report as the “Merger Transaction.” A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by this reference.

1. The Parties to the Merger Agreement

Prior to the completion of the Merger Transaction on August 4, 2006, XY Acquisition Corporation was a Nevada corporation and a wholly owned subsidiary of the Registrant.

HSG is a corporation formed on February 28, 2003 under the laws of the British Virgin Island. HSG, with a minimum capitalization of $2, was inactive until June 30, 2006, when HSG acquired all of the issued and outstanding stock of Oceanic International (HK) Limited ("OCIL"). OCIL is an operating company organized under the laws of Hong Kong. Since the ownership of HSG and OCIL were the same, the merger was accounted for as a transaction between entities under common control, whereby HSG recognized the assets and liabilities transferred at their carrying amounts. The financial statements of OCIL as of and for the years ended December 31, 2004 and 2005 and as of March 31, 2006 and for the three months ended March 31, 2005 and 2006 are essentially the same as the consolidated financial statements of HSG. Additional information about OCIL, including audited financial statements for the past two fiscal years, is contained elsewhere in this Current Report.

Prior to the completion of the Merger Transaction on August 4, 2006, Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Huang Jian Wei, Value Global International Limited, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment Company Limited, China US Bridge Capital Limited were the shareholders of HSG (the “HSG Shareholders”). In addition, Cheung Kin Wai and Li Wei Qiu are the two only directors of HSG.

2. The Merger Transaction

Pursuant to the Merger Agreement, HSG merged with XY Acquisition Corporation, with HSG as the survivor of the merger. As a result of the Merger Transaction, HSG became a wholly owned subsidiary of the Registrant, which, in turn, made the Registrant the indirect owner of the Chinese operating company subsidiary OCIL.

3. The Merger Consideration

Under the Merger Agreement, in exchange of surrendering their shares in HSG, the HSG Shareholders received only stock consideration. The stock consideration consisted of 8,000,000 newly issued shares of the Registrant’s common stock, which were divided proportionally among the HSG Shareholders in accordance with their respective ownership interests in HSG immediately before the completion Merger Transaction.

4. The Merger Agreement

There was no delay between the signing of the Merger Agreement and the closing of the Merger Agreement; both occurred on August 4, 2006. The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.

5. Material Relationships

There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 4, 2006, the Registrant entered into the Merger Agreement, pursuant to which the Registrant completed the Merger Transaction and acquired HSG from the HSG Shareholders and thereby indirectly acquired the Chinese operating subsidiary company OCIL. Further information about the Merger Agreement and the Merger Transaction is provided above under Item 1.01 of this Current Report.

In exchange for transferring HSG to the Registrant, the HSG Shareholders received stock consideration consisting of 8,000,000 newly issued shares of the Registrant’s common stock, which were divided proportionally among the HSG Shareholders in accordance with their respective ownership interests in HSG immediately before the completion Merger Transaction. Further information about the merger consideration is provided above under Item 1.01 of this Current Report.

There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately before the completion of the Merger Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Registrant’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Merger Transaction, with such information reflecting the Registrant and its securities upon consummation of the Merger Transaction.

A. Description of Business

The operating company, Oceanic International (Hong Kong) Limited, or OCIL, is a company organized under the laws of Hong Kong, China since June 23rd, 2004. OCIL is the distributor of home appliance products, such as grills, home use water pumps, blenders, electric fans, heaters, laser printers, and other electronics and environmental protection products.

OCIL is an enterprise integrating the selling, circulation and modern logistics of home appliance products. OCIL establishes strategic partnerships with some of the world famous enterprises. OCIL is the strategic partner of the world well-known home grill manufacture, Nexgrill Industries Inc., in the greater China area. OCIL is also one of the strategic partners of global famous retailer, Whalen Storage, in the greater China area. Products distributed by OCIL have already entered into the US, Germany, France, and Australia markets, and continuously expands to other neighboring countries.

OCIL does not have a R&D Department and does not initiate any advertising or promotion activities on the products because OCIL is not the manufacturer. OCIL currently has two employees, Cheung Kin Wai and Li Wei Qiu, who are also the shareholders of HSG.

The five largest suppliers for OCIL are Zhongshan City Xin Da Imports and Exports Company Limited, Foshan City Shun De Ying Yuan Imports and Exports Company Limited, Zhongshan City Bao Chang Long Imports and Exports Company Limited, Zhongshan City Tai Quan Imports and Exports Company Limited, and China Wu Jin Zhi Pin Imports and Exports Company Limited. The three largest customers for OCIL are Nexgrill Industries, Inc., Whalen Storage, and BTB Products, Inc.

Risk factors associated with the business of OCIL includes the following:

 (1) Highly Dependent upon the Continued Services of the Executive Officers and the Loss of Key Personnel Could Affect the Ability to Successfully Growing Business. OCIL is highly dependent upon the services of its senior management team, particularly Cheung Kin Wai and Raymand Li. The permanent loss for any of the key executives could have a material adverse effect upon the operating results.

(2) Non-performance by the suppliers may adversely affect the operations by delaying delivery or causing delivery failures, which may negatively affect demand, sales and profitability.  OCIL distributes various types of products from the manufacturing suppliers. OCIL will be materially and adversely affected by the failure of the suppliers to perform as expected.  OCIL could experience delivery delays or failures caused by production issues or delivery of non-conforming products if its suppliers failed to perform, and OCIL also faces the risks in the event that any of its suppliers becomes insolvent or bankrupt.

(3)Any change in policies by the Chinese government could adversely affect the operating of businesses. Changes in policies could result in imposition of restrictions on currency conversion, imports or the source of suppliers, as well as new laws affecting joint ventures and foreign-owned enterprises doing business in China. Although China has been pursuing economic reforms for the past two decades, events such as a change in leadership or social disruptions that may occur upon the proposed privatization of certain state-owned industries could significantly affect the government's ability to continue with its reform.

B. Plan of Operation

Forward Looking Statements

The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant’s capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “Intend”, “anticipate”, “believe”, estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. Actual events or results may differ materially. The Registrant disclaim any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

The Company became a holding company and has no significant business operations or assets other than its interest in Oceanic International (Hong Kong) Limited, or OCIL, its accounting predecessor company. OCIL is a company organized under the laws of Hong Kong, China since June 23rd, 2004. OCIL is the distributor of home appliance products, such as grills, home use water pumps, blenders, electric fans, heaters, laser printers, and other electronics and environmental protection products.

The Registrant’s short to mid-term strategic plan is to focus on market expansion in Europe and North America. To achieve this goal, the Registrant plans to sell more new brand products and start acquiring some manufacturers of the home appliance products in China. The Registrant’s long-term strategic goal is to establish strategic partnerships with more client companies, expands the market to other Asia countries, and becoming the leader distributor of the home appliance products in China.

The Registrant may issue additional shares of capital stock to raise additional cash for working capital in the next twelve months. If the Registrant issues additional shares of capital stock, the stockholders will experience dilution in their respective percentage ownership in the Registrant. The Registrant has not decided on the amount of the cash needed for working capital at this point. Working capital will be used for expanding domestic market by establishing more sales points or own chain stores in eastern China, hiring more sales person, and expanding current distribution channels.

C. Description of Property

The assets of the Registrant and its subsidiaries on a consolidated, post-merger basis includes cash, accounts receivable from customers, trade deposits, and due from directors. The Registrant does not own any real estate properties. OCIL uses shareholders’ office at No. 264-298 Qingshan Road, Nanfeng Center Suite 1905, Quanwan Xingjie, Hong Kong at no cost to OCIL.

D. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of July 31, 2006, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Zujun Xu	882,100	13%
Yujiao Xiong	825,000	12.21%
Chaohui Wu	825,000	12.21%
Pingxin Liu	825,000	12.21%
Bo Chen	825,000	12.21%
Youming Xiong	825,000	12.21%
All directors and executive officers as a group (1 person - Zujun Xu)	882,100	13%

(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. The information in the tables reflects the 1-for-10 reverse stock split effected by the Registrant on July 21, 2006.

Change in Control Arrangements

There are currently no arrangements that would result in a change in control of the Registrant.

E. Directors and Executive Officers, Promoters and Control Persons

Zujun Xu, Director, President and Chief Financial Officer

Mr. Xu, age 34, has been self employed as a business consultant since 2003. From 1998 through 2003 Mr. Xu was the general manager at Xiamen Motic China Group Company Limited, where he managed the business operations.

Mr. Xu does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Xu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Xu (or any member of his immediate family) had or is to have a direct or indirect material interest.

F. Executive & Director Compensation

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the 2005, 2004, and 2003 fiscal years, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

			Annual Compensation			Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Options/ SARs (#)		LTIP payouts ($)	All Other Compensation

Thomas Elliot	CEO	2005	$0	0	0	0	0		0	$32,395
		2004	$0	0	0	10,000,000	0		0	$28,758
		2003	$0	0	0	0	6,979,635	(1)	0	$13,765

Jean LeRoy	CFO	2005	$0	0	0	0	0		0	0
		2004	$0	0	0	4,000,000	0		0	0
		2003	$0	0	0	0	6,142,078	(2)	0	0
——————
(1) 5,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,979,635 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies. These shares are calculated prior to the Registrant’s recent 1:10 reverse split.

(2) 4,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,142,078 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies. These shares are calculated prior to the Registrant’s recent 1:10 reverse split.

To date, no compensation has been awarded to, earned by or paid to Mr. Xu, in his capacity as chief financial officer and chairman of the board and chief executive officer of the Registrant. There are no employment contracts or change-in-control arrangement between the Registrant and its executive officers.

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

G. Certain Relationships and Related Transactions

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

H. Description of Securities

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

I. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Registrant’s common stock is traded on the OTCBB under the symbol “SRLV”. As of August 1, 2006, the market price for the Registrant’s common stock was $1.10 per share. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

As of July 31, 2006, there were approximately 59 holders of record of the Registrant’s common stock.

The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

J. Legal Proceedings

Neither the Registrant nor its property is a party to any pending legal proceeding.

K. Changes in and Disagreements with Accountants

Not applicable.

L. Recent Sales of Unregistered Securities

Please see the information set forth below under Item 3.02 of this Current Report, as well as the information set forth under Item 3.02 of the Registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006, all of which information is incorporated hereunder by this reference.

M. Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 3.02 Unregistered Sales of Equity Securities.

A. Sale of Common Stock to the Investors

On May 4, 2006, the Registrant entered into a Subscription Agreement with Yujiao Xiong, Youming Xiong, Chaohui Wu, Pingxin Liu, Bo Chen, Wei Liu, Juhua Wang, Shaoke Chen, Hanping Lee, and Mingtung Chen (collectively referred to herein as “Investors”). Pursuant to the terms of the Subscription Agreement, the Registrant issued and sold 55,000,000 shares of its common stock to the Investors in a private placement exempt from the registration requirements of Section 5 of the Securities Act of 1933. The Registrant sold the shares at a price of $0.0182 per share, for aggregate offering consideration of $1,000,000. There are no material relationships between the Registrant or its affiliates and the Investors, other than in respect of the Subscription Agreement. A copy of the Subscription Agreement was filed as Exhibit 10.1 to the Current Report filed on May 4, 2006.

1. Section 4(2) of the Securities Act

The shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration “transactions by an issuer not involving any public offering.” To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to the Investors. Specifically, (1) the Registrant has determined that the Investors are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant’s common stock; (2) the Investors have advised the Registrant that they are able to bear the economic risk of purchasing the common stock; (3) the Registrant has provided the Investors with access to the type of information normally provided in a prospectus; (4) pursuant to the Subscription Agreement, the Investors have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.

2. Regulation S under the Securities Act

In addition, the shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. Regulation S is available only for offers and sales of securities made entirely outside the United States. These transactions are referred to as “offshore transactions,” and pursuant to Regulation S offshore transactions are not subject to Section 5 of the Securities Act. Offshore transactions include offers and sales of securities by a registrant located in the United States to persons located outside the United States.

The Registrant, which is located in the United States, believes that the sale of its common stock to the Investors constituted an offshore transaction. Investors are all residents of China. At the time the Registrant offered to sell them shares of its common stock, the Investors were located in China. Furthermore, at the time the Registrant sold its common stock to the Investors, the Registrant reasonably believed that the Investors were outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act.

B. Issuance Pursuant to the Merger Agreement

On or about August 4, 2006, the Registrant issued 8,437,500 shares of its common stock to the HSG Shareholders. The shares were issued as consideration in the Merger Transaction pursuant to the Merger Agreement, which is described above under Item 1.01 of this Current Report. The parties used a valuation of $0.80 per share for the issuance.

1. Section 4(2) of the Securities Act

The shares were issued to the HSG Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the HSG Shareholders. Specifically, (1) the Registrant has determined that the HSG Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant’s securities; (2) the HSG Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant’s common stock; (3) the Registrant has provided the HSG Shareholders with access to the type of information normally provided in a prospectus; (4) pursuant to the Merger Agreement, the HSG Shareholders have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

2. Regulation S under the Securities Act

In addition, the shares were issued to certain of the HSG Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. The relevant requirements to qualify to use this exemption are described above.

The Registrant, which is located in the United States, believes that the issuance of its common stock to Yimin Zhang, Weiyi Lv, Xiaochun Wang, Zhongsheng Bao, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited and Shenzhen Dingyi Investment & Consulting Limited (the “Offshore HSG Shareholders”) constituted an offshore transaction. Each of the Offshore HSG Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore HSG Shareholders, each of the Offshore HSG Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore HSG Shareholders, the Registrant reasonably believed that each of the Offshore HSG Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore HSG Shareholders.

Item 5.01 Changes in Control of Registrant.

Immediately prior to the completion of the Merger Transaction, Zujun Xu, Yujiao Xiong, Youming Xiong, Chaohui Wu, Pingxin Liu, and Bo Chen controlled the Registrant by virtue of their holdings in the Registrant’s common stock. With the completion of the Merger Transaction, Cheung Kin Wai and Li Wei Qiu controls the Registrant.

For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 5.06 Change in Shell Company Status.

The Registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger Transaction. As a result of the Merger Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Merger Transaction has caused it to cease to be a shell company. For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements are hereby included as part of this Current Report.

Oceanic International (Hong Kong) Limited
Report of Independent Registered Public Accounting Firm
Balance Sheets at December 31, 2005 and 2004
Statements of Operations for the Periods Ended December 31, 2005 and 2004
Statements of Cash Flows for the Periods Ended December 31, 2005 and 2004
Statements of Changes in Stockholders’ Equity for the Periods Ended December 31, 2005 and 2004
Notes to Financial Statements

Unaudited Balance Sheet at March 31, 2006
Unaudited Statement of Operations for the three months ended March 31, 2006 and 2005
Unaudited Statement of Stockholders’ Equity for the three months ended March 31, 2006
Notes to Financial Statements

(b) Pro forma financial information.

The following financial statements are hereby included as part of this Current Report.

Supreme Realty Investments, Inc.
Unaudited Pro Forma Condensed ConsolidatedBalance Sheet as of March 31, 2006
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005
Unaudited Pro Forma Condensed Consolidated Statement of operations for the three months ended March 31, 2006

(d) Exhibits.

10.2
Agreement and Plan of Merger, dated as of August 4, 2006, among the Registrant, XY Acquisition Corporation, Home System Group, Inc., Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Value Global International Limited, Simple (Hongkong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment & Consulting Limited, and China US Bridge Capital Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2006	SUPREME REALTY INVESTMENTS, INC.

/s/ Zujun Xu
Zujun Xu
Chairman of the Board &
Chief Executive Officer

OCEANIC INTERNATIONAL (HK) LIMITED

FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

OCEANIC INTERNATIONAL (HK) LIMITED

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Oceanic International (HK) Limited
Hong Kong

We have audited the accompanying balance sheets of Oceanic International (HK) Limited, as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2005 and the period June 23, 2004 (date of inception) through December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oceanic International (HK) Limited as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the year ended December 31, 2005 and the period June 23, 2004 (date of inception) through December 31, 2004 in conformity with accounting principles generally accepted in the United States.

/s/ Morison Cogen, LLP
Morison Cogen, LLP

Bala Cynwyd, Pennsylvania
June 23, 2006

OCEANIC INTERNATIONAL (HK) LIMITED
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS

CURRENT ASSETS
Cash	$103,701	$624
Accounts receivable	3,962,986	1,700,186
Trade deposits	2,208,079	1,541,810
Due from directors	-	9,952

TOTAL ASSETS	$6,274,766	$3,252,572

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Bank loans	$3,030,836	$2,651,698
Accounts payable and accrued expenses	1,578,677	335,036
Due to directors	53,637	-

TOTAL LIABILITIES	4,663,150	2,986,734

STOCKHOLDERS' EQUITY

COMMON STOCK - $0.1282 par value; 10,000 shares
authorized, issued and outstanding	1,282	1,282

RETAINED EARNINGS	1,610,334	264,556

TOTAL STOCKHOLDERS' EQUITY	1,611,616	265,838

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,274,766	$3,252,572

The accompanying notes are an integral part of these financial statements.

OCEANIC INTERNATIONAL (HK) LIMITED
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005 AND THE PERIOD
JUNE 23, 2004 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004

	2005	2004

NET SALES	$11,130,194	$2,861,133

OPERATING EXPENSES
Cost of net sales	9,370,917	2,515,773
General and administrative expenses	167,887	45,803
	9,538,804	2,561,576

INCOME FROM OPERATIONS	1,591,390	299,557

OTHER INCOME (EXPENSE)
Finance costs	(246,233)	(35,195)
Interest income	621	194
	(245,612)	(35,001)

NET INCOME	$1,345,778	$264,556

The accompanying notes are an integral part of these financial statements.

OCEANIC INTERNATIONAL (HK) LIMITED
STATEMENTS OF STOCKHOLDERS’ EQUITY
YEAR ENDED DECEMBER 31, 2005 AND THE PERIOD
JUNE 23, 2004 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004

	Common	Retained
	Stock	Earnings	Total

BALANCE AT JUNE 23, 2004	$-	$-	$-

Initial capitalization	1,282	-	1,282

Net income for the period ended December 31, 2004	-	264,556	264,556

BALANCE AT DECEMBER 31, 2004	1,282	264,556	265,838

Net income for the year ended December 31, 2005	-	1,345,778	1,345,778

BALANCE AT DECEMBER 31, 2005	$1,282	$1,610,334	$1,611,616

The accompanying notes are an integral part of these financial statements.

OCEANIC INTERNATIONAL (HK) LIMITED
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2005 AND THE PERIOD
JUNE 23, 2004 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,345,778	$264,556
Adjustments to reconcile net income
to net cash used in operating activities
(Increase) decrease in assets
Accounts receivable	(2,262,800)	(1,700,186)
Trade deposits	(666,269)	(1,541,810)
Increase in liabilities
Accounts payable and accrued expenses	1,243,641	335,036

Net cash used in operating activities	(339,650)	(2,642,404)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease (increase) in due to/from director	63,589	(9,952)
Proceeds from bank loans	13,401,892	6,020,844
Repayment of bank loans	(13,022,754)	(3,369,146)
Proceeds from initial capitalization	-	1,282

Net cash provided by investing activities	442,727	2,643,028

NET INCREASE IN CASH	103,077	624

CASH - BEGINNING OF PERIOD	624	-

CASH - END OF YEAR	$103,701	$624

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Cash paid during the year for:
Interest	$246,233	$35,195

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

OCEANIC INTERNATIONAL (HK) LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business
Oceanic International (HK) Limited (the “Company”), was incorporated in Hong Kong on June 23, 2004 for the purpose of trading of gas grills, home electronic appliances and bin racks.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard (“SFAS”) No. 130, “Reporting Comprehensive Income.” Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income, comprehensive income is equal to net income.

Fair Value of Financial Instruments

The fair value of financial instruments classified as current assets or liabilities, including cash, trade deposits, receivables, accounts payable and accrued expenses and due to director, approximates carrying value due to the short-term maturity of the instruments. The carrying value of the bank loans approximates fair value since the interest rate associated with the debt approximates the current market interest rate.

Cash Equivalents

The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. Concentrations of credit risk with respect to accounts receivable are limited since the Company performs ongoing credit evaluations of its customers’ financial condition and due to the generally short payment terms.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectibility is made.

Revenue Recognition

In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

The Company follows Emerging Issues Task Force (“EITF”) No. 99-19, “Reporting Revenue as a Principal versus Net as an Agent.” Under the guidance of this EITF, the assessment of whether revenue should be reported gross with separate display of cost of sales to arrive at gross profit should be based on the following considerations: the Company acts as principal in the transaction, takes title to the products and has risk and rewards of ownership (such as the risk of loss for collection, delivery or returns). Based on EITF No. 99-19, the Company recognizes all revenue on a gross basis.

OCEANIC INTERNATIONAL (HK) LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes”, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Recoverability of Long Lived Assets

The Company follows SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company’s annual financial statements.

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force (“EITF”) No. 00-10, “Accounting for Shipping and Handling Fees and Costs.” The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of goods sold. For the periods ended December 31, 2005 and 2004, shipping and handling costs were $123,070 and $-0-.

Product Warranties

The manufacturers of the products that the Company sells extend product warranties, however, the Company does not offer its own warranty to its customers.

Foreign Currency Translation

The Company maintains its accounts in its functional currency which is the U.S. dollar. Gains and losses from foreign currency transactions such as those resulting from settlement of foreign receivables or payables are included in the statements of operations.

NOTE 2 - TRADE DEPOSITS

Amounts represent deposits held by suppliers to be applied against future purchases by the Company.

NOTE 3 - DUE TO DIRECTOR

Amount represents payable to two directors for advances made to the Company with no stated interest or repayment terms.

OCEANIC INTERNATIONAL (HK) LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 4 - BANK LOANS

In January 2005 the Company entered into a new agreement with its existing bank under which the bank increased the Export Packing Loan credit line from $2,000,000 to $4,000,000 and maintained the Short Term Revolving Loan of Accounts Receivable Financing (“Short Term Revolving Loan”) of up to $1,600,000. The Short Term Revolving Loan is collateralized by accounts receivable of customers approved by the bank. The loans bear interest at the Singapore Inter-Bank Offered Rate (SIBOR”) plus 4%. The credit facilities are subject to recourse and are personally guaranteed by the two stockholders of the Company.

The bank debt consists of the following as of December 31:

	2005	2004

Short Term Export Packing Loans, unsecured with interest rates ranging between 6% and 8%	$835,106	$2,284,498

Short Term Revolving Loans, collateralized by accounts receivable ($2,195,730 and $367,200 at December 31, 2005 and 2004) with recourse, interest rate 8.53% at December 31, 2005.	2,195,730	367,200

Total	$3,030,836	$2,651,698

NOTE 5 - INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. No Hong Kong Profits Tax has been provided in the financial statements as the business of the Company is carried outside Hong Kong and there was no income derived from or arising in Hong Kong during the periods. The reconciliation of the statutory Hong Kong tax expense to the Company’s effective income tax expense is as follows:

	2005	2004

Income tax benefit at applicable income tax rate	$235,511	$46,297
Tax effect of expenses not deductible for tax purposes	1,712,381	454,435
Tax effect of income not taxable for tax purposes	(1,947,892)	(500,732)

Income tax expense	$-	$-

No provision for deferred taxes has been made as there were no material timing differences at December 31, 2005 and 2004.

OCEANIC INTERNATIONAL (HK) LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 6 - MAJOR SUPPLIER

During 2005 and 2004, the Company purchased 82% and 91% of it products form three suppliers and two suppliers. At December 31, 2005 and 2004, amounts due to those suppliers included in accounts payable were $1,573,549 and $335,036. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

NOTE 7 - CUSTOMER CONCENTRATION

The Company sells a substantial portion of its product to a limited number of customers. During the year ended December 31, 2005, sales to the Company’s three largest customers, based on net sales made to such customers, aggregated $10,829,138, or approximately 97% of total net sales, and sales to the company’s largest customer represented approximately 82% of total net sales. At December 31, 2005, amounts due from these customers were $3,962,986. This concentration makes the Company vulnerable to a near-term severe impact, should the relationships be terminated.

Supreme Realty Investments, Inc. (SRLV) Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements for SRLV have been prepared to illustrate the acquisition of Home System Group, Inc. and Subsidiary in a merger transaction. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Home System Group, Inc. and Subsidiary for the net monetary assets of SRLV, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal aquirer, SRLV, are those of the legal acquiree, Home System Group, Inc. and Subsidairy, which are considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of SRLV and Home System Group, Inc. for the year ended December 31, 2005 and as of and for the three months ended March 31, 2006. The carrying value of the assets and liabilities of Home System Group, Inc. and Subsidiary approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of March 31, 2006 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on January 1, 2005.

Under the terms of the merger agreement, as of the effective dates describe therein, upon completion of the proposed merger, all shareholders of Home System Group, Inc. will receive a total amount of 8,000,000 shares of voting common stock of SRLV in exchange for all shares of Home System Group, Inc. common stock held by all shareholders.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

Income Statement (Consolidated)

Supreme Realty Investments, Inc.	SRLV (US)	Home System Group and Sub	Pro Forma Adjustments	Pro Forma Consolidated
12/31/2005	US$	US$	US$	US$

Revenues from Rental Properties	1273			1273
Revenue of sales		11130194	-	11130194

TOTAL REVENUES	1273	11130194		11131467

Cost of sales		9370917	-	9370917
Operations and Maintenance	7379			7379
Property Depreciation	32000	167887		199887
Finance Cost	77324	246233		323557
Salaries, Commissions, & Employee Benefits	32395			32395
General & Administrative Expenses	38449		-	38449
Depreciation & Amortization	2189			2189

Total cost and Expense	189736	9785037		9974773

INCOME BEFORE INVESTMENT ACTIVITIE	-188463	1345157		1156694
Gain(Loss)-on Sale of Assets	-2472			-2472
Gain(Loss)-on Sale of Properties	-208940			-208940
Other revenue		621		621

NET INCOME(LOSS) Before Taxes & Extraordinary Items	-399875	1345778		945903
Provision for Income Taxes
Extraordinary Gains(Losses)

NET INCOME(LOSS)	-399875	1345778		945903

Weighted Average Common Shares Outstanding	4,184,000	80,000,000		84,184,000

NET INCOME per Common Share				0.01
NET INCOME per Common Share-Fully Diluted				0.01

Balance Sheet (Consolidated)

Supreme Realty Investments, Inc.

3/31/2006	SRLV (US)	Home System Group and Sub	Pro Forma Adjustments	Pro Forma Consolidated
ASSETS	US$	US$	US$	US$
Current assets
Cash and cash equivalents	1,769	147,489	-	149,258
Due from directors	-	3,618	-	3,618
Account receivable	-	9,960,864	-	9,960,864
Trade deposit	-	2,234,609	-	2,234,609
Total Current Assets	1,769	12,346,580	-	12,348,349

Non-cash acquisiiton	-	-
Property, plant and equipment, net	-	-	-	-
	-	-	-	-
TOTAL ASSETS	1,769	12,346,580		12,348,349

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Bank loan	-	5,330,295	-	5,330,295
Accounts payable and accured expenses	10,000	4,235,730	-	4,245,730
Due to directors	-	38,718	-	38,718
Total Current Liabilities	10,000	9,604,743	-	9,614,743

Stockholders’s Equity
Common stock	12,500	1,282	78,718	92,500
Additional paid-in capital	670,275	-	-769,724	-99,449
Retained earnings	-691,006	2,740,555	691,006	2,740,555
Total Stockholders’ Equity	-8,231	2,741,837		2,733,606
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,769	12,346,580		12,348,349

Note to Financial Statements
1. Pro forma adjustment reflects the recapitalization based on the issuance of 80,000,000 (pre 10:1 reverse split) shares of Supreme Realty Investments, Inc's Common stock as part of the merger transaction.

Income Statement (Consolidated)

Supreme Realty Investments, Inc.
3/31/2006
	SRLV (US)	Home System Group and Sub	Pro Forma Adjustments	Pro Forma Consolidated
	US$	US$	US$	US$

Revenue of Sales	-	9,549,040	-	9,549,040
Total Operating income	-	9,549,040	-	9,549,040

Operating expenses:
Cost of sales	-	8,221,967	-	8,221,967
General and administrative	7,929	98,623	-	106,552
Finance Cost	-	98,229	-	98,229
Total operating expenses	7,929	8,418,819	-	8,426,748

Net income before income tax	-7,929	1,130,221	-	1,122,292

Provision for income tax	-	-	-	-
Net Income (Loss)	-7,929	1,130,221	-	1,122,292

Weighted Average Common Shares Outstanding	6,446,000	80,000,000		86,446,000

NET INCOME per Common Share				0.01
NET INCOME per Common Share-Fully Diluted				0.01